UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2026

FIRY INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6625 Badura Avenue
Las Vegas, Nevada 89118
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FIRY	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 18, 2026, Skillz Inc. (the “Company”) changed its corporate name from Skillz Inc. to Firy Inc. (the “Name Change”) by filing a Certificate of Amendment to the Company’s Fifth Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware. The Name Change will not affect the rights of the Company’s stockholders and did not require the approval of the Company’s stockholders.
In connection with the Name Change, the Company also announced that its shares of Class A common stock will cease trading under the ticker symbol “SKLZ” and begin trading under its new ticker symbol on the New York Stock Exchange, “FIRY”, which the Company expects to be effective on June 22, 2026. The CUSIP number for the Company’s Class A common stock will not change in connection with the Name Change.
In connection with the Name Change, the Company’s Board of Directors also approved an amendment and restatement of the Company’s Amended and Restated Bylaws solely to reflect the Name Change (as amended and restated, the “New A&R Bylaws”), which also became effective as of June 18, 2026.
The foregoing descriptions of the Certificate of Amendment and the New A&R Bylaws are qualified in their entirety by reference to the full text of the Certificate of Amendment and the New A&R Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to the Fifth Amended and Restated Certificate of Incorporation of Skillz Inc., effective as of June 18, 2026.
3.2	Amended and Restated Bylaws of Firy Inc., effective as of June 18, 2026.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRY INC.

	By:	/s/ Todd A. Valli
	Name:	Todd A. Valli
	Title:	Chief Accounting Officer
Date: June 22, 2026